UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 9, 2024

VBI VACCINES INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-37769	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Second Street, Floor 3 Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip Code)

(617) 830-3031

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Shares, no par value per share	VBIV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

On May 15, 2024, VBI Vaccines Inc. (the “Company”) entered into an At The Market Offering Agreement (the “Sales Agreement”) with H.C. Wainwright & Co., LLC, as sales agent (“Wainwright”), pursuant to which the Company may offer and sell, from time to time through Wainwright, common shares, no par value per share (the “Shares”), for aggregate gross proceeds of up to $8,468,289 (the “ATM Offering”). The offer and sale of the Shares will be made pursuant to a registration statement on Form S-3 (File No. 333-267109), as amended, originally filed with the Securities and Exchange Commission (the “SEC”) on August 26, 2022, and declared effective by the SEC on September 6, 2022, and the related prospectus contained therein (the “Registration Statement”), as supplemented by a prospectus supplement relating to the ATM Offering, dated May 15, 2024, and filed with the SEC on such date pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”).

Pursuant to the Sales Agreement, Wainwright may sell the Shares in sales deemed to be “at-the-market” equity offerings as defined in Rule 415 promulgated under the Securities Act, including sales made directly on or through the Nasdaq Capital Market or any other method permitted by law. If agreed to in a separate terms agreement, the Company may sell the Shares to Wainwright as principal, at a purchase price agreed upon by Wainwright and the Company. Wainwright may also sell the Shares in negotiated transactions with the Company’s prior approval. The offer and sale of the Shares pursuant to the ATM Offering will terminate upon the earlier of (a) the sale of the Shares pursuant to the prospectus supplement filed on May 15, 2024, having an aggregate sales price of $8,468,289, or (b) the termination of the Sales Agreement by Wainwright or the Company pursuant to its terms. The Company has no obligation to sell any of the Shares, and may at any time suspend offers under the Sales Agreement.

The Company currently intends to use the net proceeds from the ATM Offering, if any, for working capital and general corporate purposes.

The Company has agreed to pay Wainwright a commission of 3.0% of the gross proceeds from any Shares sold by Wainwright and to provide Wainwright with customary indemnification and contribution rights, including for liabilities under the Securities Act. The Company also will reimburse Wainwright for certain specified expenses in connection with entering into the Sales Agreement. The Sales Agreement contains customary representations and warranties and conditions to the placements of the Shares pursuant thereto.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Shares, nor shall there be any offer, solicitation, or sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. The provisions of the Sales Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to the Sales Agreement and are not intended as a document for investors and the public to obtain factual information about the Company’s current state of affairs. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the SEC.

The foregoing summary of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sales Agreement, a copy of which is filed as Exhibit 1.1 hereto and incorporated herein by reference. A copy of the opinion of Stikeman Elliott LLP relating to the legality of the issuance and sale of the Shares, is attached hereto as Exhibit 5.1 to this Current Report on Form 8-K.

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed, on August 26, 2022, the Company entered into an Open Market Sale Agreement (the “Jefferies Sales Agreement”) with Jefferies LLC (“Jefferies”), to act as its sales agent or principal, with respect to the issuance and sale of up to $125,000,000 of its common shares, from time to time in an at-the-market offering registered pursuant the Company’s Registration Statement (the “Prior ATM Offering”). The Company agreed to pay Jefferies a commission of up to 3.0% of the gross proceeds from the sale of its common shares pursuant to the Jefferies Sales Agreement.

Effective as of May 10, 2024, the Company terminated (i) the Jefferies Sales Agreement, pursuant to Section 7(b)(i) of the Jefferies Sales Agreement, and (ii) the Prior ATM Offering. The Company is not subject to any termination penalties related to the termination of the Jefferies Sales Agreement.

Item 2.02 Results of Operations and Financial Condition.

On May 15, 2024, the Company issued a press release announcing its financial results for the first fiscal quarter ending March 31, 2024, and provided a corporate update. A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, that is furnished pursuant to this Item 2.02 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
1.1	At The Market Offering Agreement, dated as of May 15, 2024, by and between VBI Vaccines Inc. and H.C. Wainwright & Co., LLC
5.1	Opinion of Stikeman Elliott LLP
23.1	Consent of Stikeman Elliott LLP (included in Exhibit 5.1)
99.1	Press Release dated May 15, 2024*
104	Cover Page Interactive Data File (formatted as Inline XBRL)

* This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to be “filed.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VBI Vaccines Inc.

Date: May 15, 2024	By:	/s/ Jeffrey R. Baxter
Jeffrey R. Baxter
President and Chief Executive Officer